Exhibit 99.1

TIME INC.

2014 TRENDING SCHEDULES

BASIS OF PRESENTATION

Time Inc. utilizes Adjusted Operating Income Before Depreciation and Amortization (“Adjusted OIBDA”), among other measures, to evaluate the performance of its business. Adjusted OIBDA is defined as Operating Income less Depreciation and Amortization (“OIBDA”) and as adjusted for asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions.

Free Cash Flow is defined as Cash provided by (used in) operations (from continuing operations) less capital expenditures. The Company uses Free Cash Flow to evaluate its business and this measure is considered an important indicator of the Company’s liquidity, including its ability to reduce net debt, make strategic investments, and pay dividends to common shareholders.

We believe that the presentation of OIBDA, Adjusted OIBDA, and Free Cash Flow helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business and helps investors evaluate our ability to service our debt.

Some limitations of OIBDA, Adjusted OIBDA, and Free Cash Flow are that they do not reflect certain charges that affect the operating results of the Company’s business and they involve judgment as to whether items affect fundamental operating performance.

A general limitation of these measures is that they are not prepared in accordance with U.S. generally accepted accounting principles and may not be comparable to similarly titled measures of other companies due to differences in methods of calculation and excluded items. OIBDA, Adjusted OIBDA, and Free Cash Flow should be considered in addition to, not as a substitute for, the Company’s Operating income (loss), Income (loss) from continuing operations and various cash flow measures (e.g., Cash provided by (used in) operations), as well as other measures of financial performance and liquidity reported in accordance with U.S. generally accepted accounting principles.

The pro forma share information presented herein gives effect to the issuance of 110.3 million common shares of the Company in connection with the spin-off of the Company from Time Warner as if it had occurred at the beginning of each period presented.

TIME INC.

2014 TRENDING SCHEDULES

COMBINED BALANCE SHEETS

(In millions, Unaudited)

	2012				2013				2014
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
ASSETS
Current assets
Cash and cash equivalents	$94	$116	$88	$81	$70	$69	$63	$46	$51
Receivables, less allowances	507	497	468	588	530	520	502	489	414
Inventories, net of reserves	94	89	94	83	98	99	71	56	63
Deferred income taxes	100	89	85	82	82	82	82	75	75
Prepaid expenses and other current assets	70	71	67	52	73	84	96	97	133

Total current assets	865	862	802	886	853	854	814	763	736

Property, plant and equipment, net	620	599	588	576	544	529	521	534	494
Intangible assets subject to amortization, net	501	491	483	638	627	617	608	582	1,150
Intangible assets not subject to amortization	800	799	799	637	636	636	637	586	—
Goodwill	3,142	3,134	3,145	3,150	3,123	3,123	3,132	3,162	3,174
Other assets	46	48	50	48	45	45	44	47	72

Total assets	$5,974	$5,933	$5,867	$5,935	$5,828	$5,804	$5,756	$5,674	$5,626

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued liabilities	$429	$476	$466	$531	$453	$494	$514	$534	$499
Deferred revenue, current portion	535	510	494	485	509	486	463	449	468

Total current liabilities	964	986	960	1,016	962	980	977	983	967

Long term debt	34	35	35	36	36	37	37	38	38
Deferred income taxes	292	292	305	313	306	315	326	313	298
Deferred revenue	151	145	141	137	140	133	128	135	129
Other noncurrent liabilities	95	86	90	149	101	89	130	163	213

Commitments and contingencies

EQUITY
Divisional equity	4,570	4,548	4,480	4,429	4,483	4,450	4,332	4,158	4,079
Accumulated other comprehensive income (loss), net	(132)	(159)	(144)	(145)	(200)	(200)	(174)	(116)	(98)

Total equity	4,438	4,389	4,336	4,284	4,283	4,250	4,158	4,042	3,981

Total liabilities and equity	$5,974	$5,933	$5,867	$5,935	$5,828	$5,804	$5,756	$5,674	$5,626

TIME INC.

2014 TRENDING SCHEDULES

COMBINED STATEMENTS OF OPERATIONS

(In millions, except per share amounts; Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014
Revenues
Advertising	$1,923	$383	$472	$437	$527	$1,819	$389	$448	$430	$540	$1,807	$390
Circulation
Subscription	754	179	180	179	210	748	166	174	176	205	721	180
Newsstand	498	107	108	115	118	448	88	95	105	101	389	86
Other	19	3	4	3	4	14	4	4	4	7	19	4

Total Circulation	1,271	289	292	297	332	1,210	258	273	285	313	1,129	270
Other	483	101	94	104	108	407	90	112	103	113	418	85

Total revenue	3,677	773	858	838	967	3,436	737	833	818	966	3,354	745

Operating expenses
Cost of revenue	(1,380)	(318)	(337)	(335)	(354)	(1,344)	(300)	(319)	(322)	(381)	(1,322)	(306)
Selling , general and administrative	(1,557)	(379)	(379)	(340)	(378)	(1,476)	(361)	(359)	(345)	(381)	(1,446)	(375)
Amortization of intangible assets	(42)	(9)	(9)	(9)	(9)	(36)	(10)	(10)	(10)	(12)	(42)	(19)
Asset impairments	(17)	—	—	—	(6)	(6)	—	—	—	(79)	(79)	(26)
Restructuring and severance costs	(18)	(6)	(12)	(6)	(3)	(27)	(53)	(1)	(4)	(5)	(63)	(115)
Depreciation expense	(100)	(23)	(24)	(22)	(22)	(91)	(22)	(20)	(22)	(21)	(85)	(24)
Gain (loss) on operating assets	—	(42)	—	1	5	(36)	—	—	—	13	13	—

Total operating expenses	(3,114)	(777)	(761)	(711)	(767)	(3,016)	(746)	(709)	(703)	(866)	(3,024)	(865)

Operating income (loss)	563	(4)	97	127	200	420	(9)	124	115	100	330	(120)

Interest income (expense), net	(4)	(1)	(1)	(1)	—	(3)	(1)	(1)	(1)	—	(3)	(1)
Other income (loss), net	6	(1)	(1)	—	(1)	(3)	—	(1)	—	—	(1)	5

Income (loss) before taxes	565	(6)	95	126	199	414	(10)	122	114	100	326	(116)

Income tax (provision) benefit	(197)	(4)	(34)	(42)	(71)	(151)	2	(46)	(46)	(35)	(125)	42

Net income (loss)	$368	$(10)	$61	$84	$128	$263	$(8)	$76	$68	$65	$201	$(74)

Pro forma basic net income (loss) per common share	$3.34	$(0.09)	$0.55	$0.76	$1.16	$2.38	(0.07)	$0.69	$0.62	$0.59	$1.82	$(0.67)

Pro forma diluted net income (loss) per common share	$3.34	$(0.09)	$0.55	$0.76	$1.16	$2.38	$(0.07)	$0.69	$0.62	$0.59	$1.82	$(0.67)

Pro forma weighted average basic common shares outstanding	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3

Pro forma weighted average diluted common shares outstanding	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3	110.3

TIME INC.

2014 TRENDING SCHEDULES

COMBINED STATEMENTS OF CASH FLOWS

(In millions; Unaudited)

	2011	2012				2013				2014
	Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended	Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
OPERATING ACTIVITIES
Net income (loss)	$368	$(10)	$80	$135	$263	$(8)	$111	$135	$201	$(74)
Adjustments for noncash and nonoperating items:
Depreciation and amortization	142	32	64	96	127	32	63	94	127	43
Asset impairments	17	—	—	—	6	—	—	—	79	26
Loss on investments and other assets, net	1	42	42	41	36	—	—	—	—	1
Equity in (gains) losses of investee companies, net of cash distributions	(6)	1	2	2	4	1	2	3	2	2
Equity-based compensation	41	16	25	32	39	7	9	13	18	2
Deferred income taxes	18	2	5	17	32	(5)	3	13	28	(11)
Changes in operating assets and liabilities, net of acquisition	(107)	(13)	3	9	(46)	(28)	(26)	(11)	(37)	11

Cash provided by (used in) operations	474	70	221	332	461	(1)	162	247	418	—

INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	(2)	(1)	(6)	(8)	(8)	(1)	(2)	(3)	10	(12)
Capital expenditures	(48)	(6)	(12)	(20)	(34)	(6)	(12)	(19)	(34)	(7)
Other investment proceeds	4	15	15	16	16	—	—	—	1	—

Cash provided by (used in) investing activities	(46)	8	(3)	(12)	(26)	(7)	(14)	(22)	(23)	(19)

FINANCING ACTIVITIES
Net transfers from (to) Time Warner	(411)	(91)	(209)	(338)	(465)	(21)	(186)	(273)	(464)	12
Excess tax benefit from equity instruments	6	12	12	11	16	18	26	30	34	12

Cash provided by (used in) financing activities	(405)	(79)	(197)	(327)	(449)	(3)	(160)	(243)	(430)	24

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	23	(1)	21	(7)	(14)	(11)	(12)	(18)	(35)	5
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	72	95	95	95	95	81	81	81	81	46

CASH AND CASH EQUIVALENTS, END OF PERIOD	$95	$94	$116	$88	$81	$70	$69	$63	$46	$51

Free Cash Flow:
Cash provided by (used in) operations	$474	$70	$221	$332	$461	$(1)	$162	$247	$418	$—
Less capital expenditures	(48)	(6)	(12)	(20)	(34)	(6)	(12)	(19)	(34)	(7)

Free Cash Flow(1)	$426	$64	$209	$312	$427	$(7)	$150	$228	$384	$(7)

(1)	Free cash flow is defined as net cash flows provided by (used in) operations less capital expenditures.

TIME INC.

2014 TRENDING SCHEDULES

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA

(In millions; Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014
Operating income (loss)	$563	$(4)	$97	$127	$200	$420	$(9)	$124	$115	$100	$330	$(120)
Depreciation	100	23	24	22	22	91	22	20	22	21	85	24
Amortization	42	9	9	9	9	36	10	10	10	12	42	19

OIBDA(1)	705	28	130	158	231	547	23	154	147	133	457	(77)

Asset impairments	17	—	—	—	6	6	—	—	—	79	79	26
Restructuring and severance costs	18	6	12	6	3	27	53	1	4	5	63	115
(Gain) loss on operating assets	—	42	—	(1)	(5)	36	—	—	—	(13)	(13)	—
Other costs	—	1	—	—	—	1	—	—	1	—	1	—

Adjusted OIBDA(2)	$740	$77	$142	$163	$235	$617	$76	$155	$152	$204	$587	$64

(1)	OIBDA is defined as operating income (loss) less depreciation and amortization.
(2)	Adjusted OIBDA is defined as OIBDA less asset impairments, restructuring and severance costs, gains or losses on operating assets and other costs related to acquisitions, dispositions and mergers.